UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 1, 2010

Roomlinx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada		83-0401552
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

2150 W. 6th Ave., Unit H, Broomfield, Colorado  80020
(Address of Principal Executive Offices) (Zip Code)

303-544-1111
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion or Acquistion or Disposition of Assets

As previously reported in the original Current Report on Form 8-K filed October 1, 2010, on October 1, 2010, Roomlinx, Inc., a Nevada corporation (“Roomlinx”), acquired 100% of the membership interests of Canadian Communications, LLC, a Colorado limited liability company (“Canadian”) for aggregate consideration of $500,000 in cash and the issuance of 270,000 shares of Roomlinx’s common stock, par value $0.001 per share, of which 79,000 are being held back as security for the sellers’ indemnification obligations (the “Holdback Shares”).  Roomlinx, Canadian, Peyton Communications, LLC, Garneau Alliance LLC, Peyton Holdings Corporation and Ed Garneau entered into a Unit Purchase Agreement dated as of October 1, 2010 (the “Purchase Agreement”) providing for the above described transaction.

Filed as exhibits hereto are certain historical financial statements of Canadian and unaudited pro forma condensed combined financial statements giving effect to the transactions contemplated by the Purchase Agreement.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The unaudited consolidated financial statements of Canadian Communications, LLC as of September 30, 2010 and 2009 and for the nine-months ended September 30, 2010 and 2009 and the audited consolidated financial statements as of December 31, 2009 and 2008 and for the year ended December 31, 2009 and the period October 21, 2008 are filed herewith as Exhibit 99.1.

(b)	Pro forma Financial Information.

The unaudited pro-forma consolidated financial information giving effect to the acquisition of Canadian Communications, LLC by the Company as of December 31, 2009 and for the year then ended and for the nine months ended September 30, 2010 are filed herewith as Exhibit 99.2.

(d)	Exhibits

The following exhibits are filed herewith:

Exhibit                           Description of Exhibit
99.1
Canadian Communications, LLC Unaudited Financial Statements as of September 30, 2010 and 2009 and for the Nine Months Ended September 30, 2010 and 2009 and Audited Financial Statements as of December 31, 2009 and 2008 and for the year ended December 31, 2009 and the period October 21, 2008 (inception) to December 31, 2008

99.2	Pro-Forma Consolidated Financial Statements (Unaudited) as of December 31, 2009 and for the year then ended and for the nine months ended September 30, 2010.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 15, 2010	ROOMLINX INC.

By: /s/ Michael S. Wasik
Michael S. Wasik
President and Chief Executive Officer

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EXHIBIT INDEX

Exhibit                           Description of Exhibit
99.1
Canadian Communications, LLC Unaudited Financial Statements as of September 30, 2010 and 2009 and for the Nine Months Ended September 30, 2010 and 2009 and Audited Financial Statements as of December 31, 2009 and 2008 and for the year ended December 31, 2009 and the period October 21, 2008 (inception) to December 31, 2008

99.2	Pro-Forma Consolidated Financial Statements (Unaudited) as of December 31, 2009 and for the year then ended and for the nine months ended September 30, 2010.

INDEX TO FINANCIAL STATEMENTS
Page No.
Canadian Communications, LLC - Financial Statemements
as of December 31, 2009 and 2008
Report of Independent Registered Public Accounting Firm	5
Balance Sheets as of December 31, 2009 and 2008	6
Statements of Operations for the year ended December 31, 2009	7
and the Period October 21, 2008 (inception) to December 31, 2008
Statements of Cash Flows for the year ended December 31, 2009	8
and the Period October 21, 2008 (inception) to December 31, 2008
Consolidated Statements of Stockholders' Equity (Deficit) as of	9
December 31, 2009
Notes to Financial Statements	10

Canadian Communications, LLC - Financial Statements for the
Nine Months Ended September 31, 2010 and 2009 (Unaudited).
Balance Sheets as of September 30, 2010 (unaudited) and December 31, 2009	20
Statements of Operations for the Nine Months Ended September 30, 2010 and 2009 (unaudited)	21

Statements of Cash Flows for the Nine Months Ended September 30, 2010 and 2009 (unaudited)	22
Notes to Financial Statements (unaudited)	23

Roomlinx, Inc. - Pro-Forma Financial Statements (unaudited) as of December 31, 2009 and September 30, 2010 (Unaudited)
Pro-Forma Consolidated Balance Sheets as of December 31, 2010 (unaudited)	29
Pro-Forma Consolidated Statements of Operations as of December 31, 2010 (unaudited)	30
Pro-Forma Consolidated Statements of Operations as of September 30, 2010 (unaudited)	31
Notes to Pro-Forma Financial Statements (unaudited)	32

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